EXHIBIT 4.1

                                     EX-4.1

                               [STOCK CERTIFICATE]

  NUMBER                       PAR VALUE $.0001                         SHARES
----------                                                           -----------
----------                                                           -----------

                                  FIRST FLORIDA
                              COMMUNICATIONS, INC.

               INCORPORATED UNDER THE LAW OF THE STATE OF FLORIDA

COMMON STOCK                               CUSIP 32026P 20 6
                                SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

Is the owner of

Fully Paid and Non-Assessable Shares of Common Stock of First Florida Communications, Inc., transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Date                                            [SEAL]

          ------------------                       --------------------
             President                                 Director

================================================================================

Countersigned: Florida Atlantic Stock Transfer, Inc. 7130 Nob Hill Road Tamarac, FL 33321 Transfer agent

The following abbreviation, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations:

TEN CON - as tenants in common        UNIF GIFT MIN ACT -        Custodian
                                                              (Cuss)    (Minor)

TEN ENT - as tenants by the entireties

JT TEN  - as joint tenants with right     under Uniform Gifts to Minors
          of survivorship and not
          as tenants in common

Additional abbreviations may also be used though not in the above list.

For value received,____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

______________________________________

______________________________________

Please print or typewrite name and address including postal zip code of assignee

______________________________________

______________________________________

______________________________________

Shares of the capital stock represented by the within Certificate; and do hereby irrevocably constitute and appoint

______________________________________
Attorney to transfer the said stock on the books ***